                               EXHIBIT (8)(d)(1)
                               -----------------

                        AMENDED EXHIBIT A AND EXHIBIT B
                          TO PARTICIPATION AGREEMENT
                                BY AND BETWEEN
                          PFL LIFE INSURANCE COMPANY,
                        FEDERATED INSURANCE SERIES AND
                          FEDERATED SECURITIES CORP.

                                    AMENDED
                            EXHIBIT A AND EXHIBIT B

                             EFFECTIVE May 1, 2000

                   ACCOUNT(S), POLICY(IES) AND PORTFOLIO(S)
                    SUBJECT TO THE PARTICIPATION AGREEMENT

Account           PFL Life Variable Annuity Account A
                  PFL Retirement Builder Variable Annuity Account

Policies          The Atlas Portfolio Builder Variable Annuity
                  PFL Retirement Income Builder Variable Annuity
                  The First Union First Choice Variable Annuity
                           (or successor marketing name)

Portfolios        Federated Utility Fund II
                  Federated High Income Bond Fund II
                  Federated American Leaders Fund II



PFL LIFE INSURANCE COMPANY               FEDERATED INSURANCE SERIES
By its authorized officer,               By its authorized officer,

By:      /s/ William L. Busler           By:      /s/ John W. McGonigle
   -------------------------------          ---------------------------

Name:    William L. Busler               Name:    John W. McGonigle
         -------------------------                -----------------

Title:   President                       Title:   Executive Vice President
      ----------------------------             ---------------------------

Date:    March 27, 2000                  Date:    March 27, 2000
     -----------------------------            ------------------


FEDERATED SECURITIES CORP.
By its authorized officer,

By:      /s/ John B. Fisher
      -----------------------------------

Name:  John B. Fisher
      -----------------------------------

Title:   President - Institutional Sales
      -----------------------------------

Date:    March 27, 2000
      -----------------------------------